UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) November 21, 2011

EXPEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51447	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 108th Avenue NE

Bellevue, Washington 98004

(Address of principal executive offices) (Zip code)

(425) 679-7200

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 7, 2011, Expedia, Inc. (“Expedia”) announced that its Board of Directors had preliminarily approved a plan to spin-off the domestic and international operations previously associated with Expedia’s TripAdvisor Media Group into a new, separately traded public company (the “Spin-Off”). Upon completion of the Spin-Off, the spun-off operations will be held by TripAdvisor, Inc. (“TripAdvisor”).

Expedia and TripAdvisor previously filed a joint Registration Statement on Form S-4 (File Nos. 333-175828 and 333-175828-1) in connection with the annual meeting of stockholders of Expedia scheduled to be held on December 6, 2011, at which, among other matters, stockholders of Expedia will consider and vote upon certain Spin-Off-related proposals. As disclosed in the Registration Statement, Expedia expects, at the time of the Spin-Off (a) that it will enter into an amended and restated Governance Agreement with Liberty Interactive Corporation (formerly Liberty Media Corporation) (“Liberty”) and Mr. Barry Diller and that Liberty and Mr. Diller will enter into an amended and restated Stockholders Agreement with respect to Expedia, and (b) that TripAdvisor will enter into a Governance Agreement with Liberty and Mr. Diller and that Liberty and Mr. Diller will enter into a Stockholders Agreement with respect to TripAdvisor. The forms of such agreements expected to be entered into at the time of the Spin-Off are attached to this report as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Form of Amended and Restated Governance Agreement among Expedia, Inc., Liberty Interactive Corporation and Barry Diller

99.2	Form of Amended and Restated Stockholders Agreement between Liberty Interactive Corporation and Barry Diller (with respect to Expedia, Inc.)

99.3	Form of Governance Agreement among TripAdvisor, Inc., Liberty Interactive Corporation and Barry Diller

99.4	Form of Stockholders Agreement between Liberty Interactive Corporation and Barry Diller (with respect to TripAdvisor, Inc.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.

By:	/s/ Dara Khosrowshahi
Dara Khosrowshahi
President and Chief Executive Officer

Dated: November 21, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Form of Amended and Restated Governance Agreement among Expedia, Inc., Liberty Interactive Corporation and Barry Diller

99.2	Form of Amended and Restated Stockholders Agreement between Liberty Interactive Corporation and Barry Diller (with respect to Expedia, Inc.)

99.3	Form of Governance Agreement among TripAdvisor, Inc., Liberty Interactive Corporation and Barry Diller

99.4	Form of Stockholders Agreement between Liberty Interactive Corporation and Barry Diller (with respect to TripAdvisor, Inc.)